UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 15, 2022

Welltower Inc.
Welltower OP LLC
(Exact name of registrant as specified in its charter)

Welltower Inc.

Delaware	1-8923	34-1096634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Welltower OP LLC

Delaware	333-264093-01	88-1538732
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4500 Dorr Street, Toledo, Ohio	43615
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (419)
247-2800
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))
Securities registered pursuant to Section 12(b) of the Act:
Welltower Inc.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 par value per share	WELL	New York Stock Exchange
Welltower OP LLC

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
4.800% Notes due 2028	WELL/28	New York Stock Exchange
4.500% Notes due 2034	WELL/34	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.
Effective as of June 15, 2022, Welltower Inc. (the “Company”) and Welltower OP LLC (“Welltower OP”) entered into that certain Amendment No. 2 to Credit Agreement (the “Amendment”), by and among Welltower OP, the Company, the lenders and other financial institutions listed therein (the “Lenders”) and KeyBank National Association, as administrative agent (in such capacity, the “Agent”). The Amendment amends the Credit Agreement, dated as of June 4, 2021 (as amended prior to June 15, 2022, the “Existing Credit Agreement”; the Existing Credit Agreement, as amended by the Amendment, the “Credit Agreement”), by and among Welltower OP, as borrower, the Lenders from time to time party thereto and the Agent. Among other things, the Amendment (i) provides for an additional $500,000,000 commitment of term loans, (ii) extends the maturity of the (x) $1,000,000,000 revolving credit facility tranche to June 4, 2026, (y) the $1,000,000,000 term loan facility to July 19, 2026 and (z) the CAD 250,000,000 term loan facility to July 19, 2026 and (iii) replaces the LIBOR interest rate benchmarks applicable to the revolving loans, term loans and letters of credit with rates based on the secured overnight financing rate (SOFR) administered by the Federal Reserve Bank of New York. The applicable margin in respect of loans and letters of credit continues to be based on Welltower OP’s ratings established by certain debt rating agencies for Welltower OP’s long term, senior, unsecured, non-credit
enhanced debt, and such applicable margins, and such applicable margins are subject to reduction subject to Welltower OP meeting certain sustainability metrics as set forth in the Credit Agreement. Welltower OP will continue be the borrower under the Credit Agreement and the Company will continue to guarantee Welltower OP’s obligations under the Credit Agreement.
The foregoing summary of the Amendment does not constitute a complete description of, and is qualified in its entirety by reference to, the terms and conditions of the Amendment, which is filed herewith as Exhibit 10.1.

Item 9.01	Financial Statements and Exhibits .
(d) Exhibits.

10.1
Amendment No. 2 to Credit Agreement, dated June 15, 2022, by and among Welltower Inc., Welltower OP LLC, the lenders and other financial institutions listed therein and KeyBank National Association, as administrative agent.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLTOWER INC.

By:	/s/ MATTHEW MCQUEEN
Name:	Matthew McQueen
Title:	Executive Vice President - General Counsel & Corporate Secretary

WELLTOWER OP LLC

By:	/s/ MATTHEW MCQUEEN
Name:	Matthew McQueen
Title:	President
Date: June 16, 2022

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